JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated December 6, 2013 to PROSPECTUSES dated April 29, 2013

Changes to Variable Investment Options

This Supplement applies to VENTURE® 4 VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated April 29, 2013.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Purpose of this Supplement

This Supplement announces changes in the Contracts’ Variable Investment Options to reflect the mergers of certain John Hancock Variable Insurance Trust (“JHVIT”) Portfolios.

Portfolio Mergers

Effective at the close of business on December 6, 2013, the following “Acquired Portfolios” will merge into the “Acquiring Portfolio”:

Acquired Portfolio	Acquiring Portfolio
Core Fundamental Holdings Trust	Core Strategy Trust
Core Global Diversification Trust	Core Strategy Trust

As a result, after December 6, 2013, the Variable Investment Option corresponding to Core Strategy Trust replaces the Variable Investment Options corresponding to Core Fundamental Holdings Trust and Core Global Diversification Trust. You no longer will be able to allocate Contract Value or any Purchase Payments to the Core Fundamental Holdings Trust and the Core Global Diversification Trust Variable Investment Options. Any Contract Value allocated to the Core Fundamental Holdings Trust or Core Global Diversification Trust Variable Investment Options will be allocated to the Core Strategy Trust Variable Investment Option.

Accordingly, any references in the Annuity Prospectus to the “Core Fundamental Holdings” and “Core Global Diversification” Variable Investment Options are replaced with the “Core Strategy” Variable Investment Option.

In addition, any references in the Annuity Prospectus to the “Core Fundamental Holdings” and “Core Global Diversification” Trusts are replaced with “Core Strategy” Trust, except for the disclosure in Appendix U: “Tables of Accumulation Unit Values,” which is historical in nature.

You should retain this Supplement for future reference.

Supplement dated December 6, 2013

12/13: VAPS12	333-162245	333-162244

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